UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2006

DIGIMARC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-28317	94-3342784
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

9405 SW Gemini Drive, Beaverton Oregon 97008
(Address of principal executive offices) (Zip Code)

(503) 469-4800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition

On August 3, 2006, Digimarc Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2006.  The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01.          Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Digimarc Corporation, dated August 3, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2006

By:	/s/ Michael McConnell
Michael McConnell
Chief Financial Officer and Treasurer

DIGIMARC CORPORATION

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by Digimarc Corporation, dated August 3, 2006.